Bristow Group Inc. November 10, 2011 Analyst Day 2011 Exhibit 99.1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; share repurchase and other uses of excess cash; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended
March 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.
We do not undertake any obligation, other than as required by law, to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.

6TH AVENUE
100'-5"
120'-4"

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

3 Map of emergency exits

Agenda
•
Introduction
•
The Bristow vision: gaining altitude
CEO)
•
The future opportunity
•
Global operations update and business units future strategies
(Richard Burman, SVP Operations)
•
Understanding our unique investment thesis
SVP and Chief Financial Officer)
•
Moving forward with Bristow
•
Lunch
(Greg Milano, Fortuna Advisors)
(Linda McNeill, Investor Relations Director)
(Bill Chiles, President and
(Mark Duncan, SVP Commercial)
(Bill Chiles)
(Jonathan Baliff,

5 The Bristow Vision: Gaining Altitude Bill Chiles, President and CEO

Objectives for today
•
Discuss Bristow’s expanding growth
opportunities and Client Promise
•
Operations update and business unit future
strategies
•
Detail new financial initiatives to create a
unique, balanced and more valuable
investment vehicle
•
Close intrinsic valuation gap

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow is the leading provider of helicopter
transportation services to the global offshore industry
•
~20 countries
•
552 aircraft
•
~3,400 employees
•
Ticker: BRS
•
Stock price
*
: $51.19
•
Market cap
*
: ~$1.9 billion
•
2011 TSR: 8.9%
$67
* Based on 36.8  million fully diluted weighted average shares outstanding for the three months ended  09/30/2011 and stock price as of 10/28/2011
Bristow flies crews and light cargo to production platforms, vessels and rigs

Mission and Core Values
Clients choose Bristow because we add more value and
provide Confidence in flight. Worldwide.
Our mission is to provide the safest and
most efficient helicopter services and
aviation support worldwide.
achieve this by focusing on and committing
to:
• Working in innovative partnerships with
customers
• Further developing highly professional
workforce
• Expanding business and extending horizons
Through these commitments, we will provide
industry-leading value to our customers,
employees and shareholders while remaining
true to our core values
Bristow’s values represent core beliefs about
how to conduct business:
•
Safety – unwavering focus on safety and
maintaining a “Target Zero” goal of no accidents
•
Quality and Excellence – set and achieve
high standards in all operations
•
Integrity – “do the right thing”
•
Fulfillment – develop talents and enjoy work
•
Teamwork – communicate openly and
respect each other
•
Profitability – make wise decisions and grow the
business
Our Mission Our Values
We will

FY2012 - 2016

PEOPLE	INTERNAL PROCESS	EXTERNAL PARTNERS	FINANCIAL
Strengthen and globalize workforce	Deliver Target Zero	Focus on key clients and suppliers	Achieve year-on-year increase in BVA
Maximize knowledge sharing	Maintain global operating standards	Achieve #1 or #2 position in strategic markets	Maintain growth and increase revenue to $1.8B
Act as a socially responsible corporate citizen	Maximize organizational, operational and tax efficiency	Develop innovative products, services and technologies	Continue prudent balance sheet management
Promote “Just Culture” and continuous improvement	Leverage information and technological capabilities	Differentiate: Focus on Value through delivery of the Client Promise	Proactively reduce cost of capital
Maintain commitment to business integrity			Create a unique & compelling investment opportunity for shareholders

Safety • Quality & Excellence • Integrity • Fulfillment • Teamwork • Profitability

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

9 Bristow goals are represented by our “Strategy Temple”

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

2.79
2.27
0.39
Industry leading safety record creates marketing and
cost advantage
• Safety is our primary core value
• Bristow’s ‘Target Zero’ program is now the
leading example emulated industry-wide
•
the average rates for the oil and gas
industry and all civil helicopters
• Safety Performance accounts for 25% of
management incentive compensation
* Averages for most recently available three-year period: Helicopter Association International 2007-2009, International Oil & Gas Producers 2005-2007, Bristow Group, 2009-
2011, excluding Bristow Academy
3-year average air
accident rates
*
per 100K flight hours
Bristow
Oil & Gas industry
All civil helicopters
one fifth
Bristow accident rate is less than

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Bristow services are utilized in every phase of
offshore oil and gas activity
• Largest share of revenues (>60%) relates to
oil and gas production, ensuring stability and
growth
• There are ~ 8,000 offshore production
installations worldwide—compared with >600
exploratory drilling rigs
• ~ 1,700 helicopters servicing oil and gas
industry of which Bristow’s fleet is
approximately one third
• Bristow revenues primarily driven by
operating expenditures
Typical revenues by segment
Exploration
20%
Development
10%
Production
60%
Other 10%
H e l i c o p t e r     t r a n s p o r t a t i o n     s e r v i c e s
ABANDONMENT
SEISMIC
DEVELOPMENT
PRODUCTION
EXPLORATION

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Bristow’s contract and operations structure results in a more predictable income with significant operating leverage
Revenue sources
•
Our run-rate capex is low as we expense almost all of our overhaul and maintenance
• Bristow contracts earn 65% of revenue without flying in most market
• Two tiered contract structure includes both:
– Fixed or monthly standing charge to reserve helicopter capacity
– Variable fees based on hours flown
Operating income
Fixed
monthly
65%
Variable
hourly
35%
Fixed
monthly
70%
Variable
hourly
30%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Although Bristow has delivered value to
shareholders in 2011 . . .
01/01/11 02/18/11 04/11/11 05/31/11 07/20/11 09/08/11 10/28/11
60
70
80
90
100
110
120
130
(17.8%)
(1.3%)
2.2%
8.9%
Oil Service Index S&P 500 Simmons Offshore Transportation Service Index Bristow
Source:  Factset.
Note:      Simmons Offshore Transportation Service Index includes: Bourbon, Dockwise, DOF, Farstad Shipping, Gulfmark, Hornbeck, Kirby Corp, PHI, Seacor, Sevan Marine, Solstad Offshore and Tidewater.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

. . . we are also making changes to address issues with
our commercial, operational and financial profile
•
Safety and pursuit of Target Zero will remain our top priority
• Bristow will remain the premier service provider with excellent secular expansion opportunities, but the growth will be executed with care and discipline
• Client Promise ensures differentiation
• BVA creates capital allocation discipline
commercial and operation managers push performance
•
Bristow operations will be the model of cost efficiency in helicopter services
•
Bristow will become the unique investment in oilfield services by balancing growth and capital return
with premium value added services
with a single financial metric that helps
Expand margins and revenue growth
Deepen client relationships with premium market share with the premium clients
Push capital efficiency and revenue per asset
Proactive reduction of our capital charge
Bristow will maintain its commitment to prudent balance sheet management
Bristow will grow the dividend
Bristow will demonstrate a balanced return for our investors by using market price signals to grow or harvest our businesses

15 The future opportunity Mark Duncan, SVP Commercial

Focus on key clients and suppliers

Achieve #1 or #2 position in strategic markets

Develop innovative products, services and technologies

Differentiate: Focus on Value through delivery of the Client Promise

#2
#1
#2
#2
#1
#1
#1
#1
#1
#1

LIDER

• Fulfillment • Teamwork

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

16 • Market outlook and expending growth opportunities • Unique equity partnerships Lider FBH • Client Promise #1 #1 Market outlook for the next five years FY 2012 - 2016

17 Market outlook and expanding growth

Total E&P Capital Spending | Worldwide
900
800
700
600
500
400
300
200
100
0
EXPENDITURE in $billion
Asia Pacific
Middle East
Russia & Caspian
Africa
Europe
Latin America
North America
Actual
Forecast
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
©PFC Energy

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

• Total Offshore CAPEX to reach 2008 levels by 2011, ~ $520 billion
• At a lower cost base, higher spending translate into even higher activity levels
Total spending will recover progressively to 2014
lower costs and high prices drive new developments
Source: PFC Energy E&P Spending Model
2008 levels

Qatar
Kuwait
Algeria
Saudi Arabia
UAE
Nigeria
Iran
Iraq
Angola
Ecuador
Venezuela

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

• OPEC country expenses have been rising
• Middle East unrest has caused large amounts of new spending by governments, which is raising need for oil revenue
• Members are aligned on the need for $100 per barrel Brent prices at a minimum
OPEC countries need higher oil prices to create political
stability
0
20
40
60
80
100
120
$/b
OPEC Current Account Threshold Prices
2005 2010 2011F 2012F
2010 Brent actual
2011, 12 Brent forecast

Access to Onshore Reserves (Oil+Gas)

Canadian Oil Sands 8%
Full IOC Access 6%
NOC Reserves with Eq. Access 9%
NOC Reserves with No Eq. Access 58%
Reserves Held By Russ Cos 19%

Access to Offshore Reserves (Oil+Gas)

Reserves Held By Russ Cos 1%
Full IOC Access 9%
NOC Reserves with Eq. Access 22%
NOC Reserves with No Eq. Access 68%

Access to Shallow Reserves (Oil+Gas)

Reserves Held By Russ Cos 2%
Full IOC Access 5%
NOC Reserves with Eq. Access 20%
NOC Reserves with No Eq. Access 73%

Access to Deep Reserves (Oil+Gas)

NOC Reserves with No Eq. Access 39%
Full IOC Access 28%
NOC Reserves with Eq. Access 33%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

20 Offshore reserves remain more open to IOCs than onshore … particularly in deepwater Source: PFC Energy Service Strategies Service; NOCS Service

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Spending in deepwater will see the highest growth
during the next decade
2001-2010 2011-2020 Net Growth
ONSHORE
2,142 4,266 99.2%
SHALLOW WATER
1,064 1,560 46.6%
DEEPWATER 541 1,245 130.3%
3,747 7,071 88.7%
Source: PFC Energy E&P Spending Model
ONSHORE
2,142
57%
SHALLOW
1,064
28%
DEEP
541
15%
Total CAPEX 2001-2010
$3,747 billion
ONSHORE
4,266
60%
SHALLOW
1,560
22%
DEEP
1,245
18%
Total CAPEX 2011-2020
$7,071 billion

AVERAGE DISTANCE-to-SHORE (in nm)

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

• The U.S. GoM, Brazil and Australia will show a significant evolution to farther facilities as new assets are developed
• Other regions – i.e. Northwest Europe, West Africa and the Middle East – will not see too much of a change
New deepwater infrastructure is moving farther from shore
in most regions – new technology helicopters needed
Source: PFC Energy Offshore Platform model
Evolution of Distance-to-Shore of Offshore Infrastructure
0
50
100
150
200
250
300
350
400
USGOM LATAM MEXICO BRAZIL NW E SSAFR NIGERIA MEAST APAC AUSTR
Pre 1990
1990 - 2004
2005 2010
2011+
Max

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

What clients are saying?
• Newer assets will be required
• Pursuing highest operational standard and will require that of contractors
• Higher levels of inspection required to award contracts
• Certification of training and personnel competency needed
• Bids will call for higher specs than needed to perform the actual job
• “Every bid now seems to need partner approvals”
Our clients have sharply increased their focus on risk
related to contractor capabilities, personnel and equipment
These requirements favor Bristow’s business model because of its financial strength and demonstrated premier service

29
30
12
4
31
59
4
5
Russia / Caspian
4
5
25
9
37
9
8
122
28
15
5
42
258
141

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

24
Small Medium Large
Opportunity Tracker FY2012-FY2016
441 Bristow growth opportunities indentified . . .
Source: Bristow business development October 2011
North America
Brazil, Peru,
Trinidad
Gulf of Guinea
Europe
Mid East, East Africa,
India, Bangladesh
Malaysia, Thailand
Indonesia
Australia
Total Opportunities *
Total Aircraft Opportunities
New replacement
aircraft
Existing
aircraft
New growth
aircraft
106
56
279

1
22
3
2
2
1
4
26
3
2
3
2
12
8
8
23
32
25
3

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

• Deepwater discoveries have continued and are expected to drive growth
• Brazil, U.S., Australia, Angola and Norway dominated deepwater discoveries
• But, Equatorial Margin, Asia Pacific and East Africa also rose
Source: PFC Energy Global Deepwater Competition Service
Note: Discovery count includes all finds; commerciality of some is yet-to-be determined
182 Deepwater Discoveries Announced 2009 – June 2011 *
Opportunity Tracker FY2017 and beyond
. . . With a wider scope of Bristow growth in the future

So what’s changed concerning the growth cycle
this time around for Bristow?
• Higher levels of activity post-recession than the pre-recession levels
• Concentration on new technology for more tenders
• More volume per overall level of spend advantages
helicopter services
• Helicopter supply and demand balance is different
• Fleet age is significantly younger with better large aircraft capability
• Client Promise positions Bristow for premier services, not necessarily all tenders
• Bristow’s financial strength is more pronounced

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

27 Unique Equity Partnerships

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
LIDER Aviação
Bristow

28
Current
Opportunity
Lider Aviação:
Positioned in largest growth market
• Brazilian aviation services company focused on two business lines:
Offshore helicopter services:
50 helicopters
Annual Revenue: ~ $240 M
• Extensive infrastructure throughout Brazil (key differentiator) with over
30% market share in helicopter services
• 42.5% equity ownership required in May 2009
• EBITDA growth from $33M in 2009 to over $48M projected in 2011
• Offshore helicopter market continues double digit growth
• Corporate aviation ac count correlates to GDP: investment climate,
GDP growth, Olympics, World Cup
• Limited space at airports gives first movers sustainable competitive advantage
Corporate/general aviation and other services:
31 charter aircraft
Annual revenue: ~ $150 M

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
LIDER Aviação
Bristow

29
Going
Forward
(Lider)
Lider Aviação:
Outlook
Going
Forward
(Bristow)
• Strengthen corporate aviation position
• Maintain integrated company structure to maximize overhead allocation
• Leverage partner relationships to access capital or equipment required for growth
• Invest in initiatives to create market differentiation in both segments
• Invest in the significant growth of the offshore helicopter sector through deployment of our helicopters at acceptable BVA accretion
• Restructure investment to free capital and improve overall equity returns

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

30
Current
Opportunity
FB Heliservices is a well-known brand in the UK
government services with opportunities to expand
• JV with Cobham (a FTSE 4.8B GBP company)
• Exclusive vehicle for owners to provide military/government helicopter services
Engineering support
Logistics support
63 helicopters flying over 45,000 hours per year
• Bristow has approximately $12M equity investment in FBH with $10-12M in dividends and earnings received in each of the past two years
Aircrew (pilots and rear crew)
Search and rescue operations
• Revenue underpinned by UK Defence Helicopter Flying School
(DHFS) contract. 3-5 year extension by direct negotiation
• Bid process ongoing for $1.6B DHFS contract replacement (known as
MFTS) starting 2016
• Militaries are upgrading fleets and need increased training
• Continue to expand government contracted Search and Rescue business (TTAG and Dutch Antilles recent successes)
• Expand further into Eastern Europe & Middle East
• Evaluate U.S. foreign military work requiring U.S. style capability and license (in conjunction with Bristow Academy)

31 Client Promise

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Introduction of the Client Promise
Completed
• Internal assessment
and client research
• New Brand Promise
was launched at
Heli-Expo March
2011
Underway
• New sales, pricing and
contract negotiations
training
• Reliability and client
service program
initiatives
• Regional client forums
and value chain labs
• Global Key
Performance
Indicators (KPIs) being
captured and published
Outcome
Increasing
market share and higher pricing
by delivering additional
value
to clients

% Importance in Buying Decision
0
5
10
15
20
25
30
35
40
45
Safety performance, management systems and processes
Equipment availability and reliability
Pre- and post-flight service from support staff
Pilot experience, training and certification
Price of service
Decision-maker
Buyer
Passenger
Influencer who has some impact on who is chosen

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Price: the least important decision factor when
choosing helicopter transportation services
Safety, equipment availability and reliability, and
client service are the top three deciding factors
when choosing helicopter transportation services.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Client promise moves Bristow from being operations
driven to service driven
Client value:
Lowering risk and operating cost and improving
productivity through the safest and most reliable service.
Bristow value:
Improving our ability to generate higher BVA and
revenue growth.
Future Value
Driving markets
Sparking innovation
Customer value
Bristow value
Create the future and deliver today
Today’s Value
Higher revenue from
sales, pricing and
communications programs

TARGET ZERO ACCIDENTS

TARGET ZERO DOWNTIME

TARGET ZERO COMPLAINTS

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

The Client Promise – expanding Target Zero
Target Zero accidents, downtime and complaints
programs deliver value to operators.
More zero-accident flight hours than anyone,
more uptime than anyone,
and hassle-free service
creates Confidence in flight. Worldwide.
Lowers client’s offshore operating costs
and improves productivity.
Earns us more profitable business
to improve Bristow Value Added (BVA).

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Client Promise = Focused on value
• Specialized sales and negotiation training
in each business unit
• More Value Chain Labs with clients
• Expand scope of VCLs to incorporate
suppliers
• Strategic clients targeted through direct
communications
• Continued growth expected from this
initiative
Successes
• Client Promise training undertaken in every
BU
• Five Value Chain Labs (VCLs) undertaken
with different Clients, each has generated
a growth opportunity for Bristow
• Global Key Performance Indicators (KPIs)
rolled out, first results being delivered
• UK Client contract awarded at higher
rates, based on superior availability
performance
• Australia secured contract based on ability
to demonstrate better performance metrics
• Direct negotiation of five-year contract
What future holds

TARGET ZERO ACCIDENTS			
TARGET ZERO DOWNTIME			
TARGET ZERO COMPLAINTS			

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Client Promise
Delivering Value
Bristow Group Inc.
October-11
MTD YTD Goal
Total Recordable Incident Rate (TRIR) 0.22 0.22 0.20
Air Accident Rate (AAR) 0.00 0.91 0.20
All On Time Departure (OTD) 97.6% 96.0% 97%
Bristow On Time Departure (BOT) 99.4% 98.9% 97%
Service Availability (SAV) 99.7% 99.4% 95%
Total Flights delayed (TFD) 1,230    6,508       8,033
Total Lost minutes by Bristow (TLM) 18,409 107,541 120,500
Accolades (TAR) 1.92 1.06 1.00
Complaints (TCR) 0.58 0.36 0.50
Current Year
Client Value Added Scorecard

in $ millions

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

(0.5)
5.5
13
92.6
111.1
-10
10
30
50
70
90
110
130
Expense Est. current
incremental
value
Identified future
value
Achieved client
savings
Total value
added
Already delivered significant value added for our clients
Current known five year outlook as of October, 2011
Additional client value benefits Bristow

39 Global operations update and business units future strategies Richard Burman, SVP Operations

CC
Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

40 One typical day (video overview)

Deliver Target Zero

Maintain global operating standards

Maximize organizational, operational and tax efficiency

Leverage information and technological capabilities

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Operations outlook for the next five years • Safety • Operating framework • Business Unit strategies and outlook • Year to date performance • Summary FY 2012 - 2016 41

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Safety Culture
•
Safety is the first and most important operations value
•
Systems and processes are important, leadership and culture
are essential
•
Aviation safety paramount
•
Our safety vision reflects our belief that we can, and will, achieve:
Zero  Accidents
•
Zero harm to people
•
Zero harm to the environment

TQ ENG 1: 39.5
TQ ENG 2: 39.0
MR SPD: 105
CYCL LONG POS: 15.6
COLL POS: -6.2
CAL ARSPD: 80
TRUE ARSPD: 89
GND SPD: 78
REC: 2825.0
STICK
COLL
PEDAL POS
GEAR DOWN
L
N
R
HDG
OAT
2c
1 NM

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Helicopter Flight Analysis Profile (HFDM) playback enhances understanding 43

Target Zero (2011)
•
Local (example: Pigeon English) computer based training implemented
•
HFDM process globalised
•
Working at height policy embedded (use of protective head gear)
•
Just Culture initiative launched
•
One aviation “accident” (yet to be classified)
•
Three Lost Work Cases (LWCs) year to date
•
Total Reportable Injury Rate (TRIR) (Group) 0.22

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating philosophy / framework is based on decentralized
Business Units with common values and priorities
• The Business Units are self sufficient with responsibility and accountability for all key business functions and activities
• Safety is the number one priority
• Client Promise and BVA performance are also a priority: to drive market share, higher prices and better returns
• The five regional Business Units are supported by:
Central Operation (COBU) provides heavy maintenance,
supply chain, technical records, fleet support, and our design
& modification unit
Quality, Health, Safety, Environmental (QHSE) group and other support functions

Bristow
NABU 16%*
EBU 38%
WASBU 19%
AUSBU 12%
OIBU 12%
BRS Academy 2%
U.S. GoM – 80/7
Alaska – 14/3
UK –37/4
Netherlands – 5/1
Norway – 14/3
Denmark – 1/1
Ireland – 1/1
FBH - 64
Nigeria – 48/7
Australia –33/10
Mexico – 17/5
Brazil –6/9
Trinidad – 9/1
Russia – 7/3
Egypt – –/–
India – 1/2
Turkmenistan – 2/1
Malaysia – 7/2
Other – 14/1
Lider - 77
PAS - 45
Florida – 53/1
Louisiana – 15/1
U.K. – 2/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Bristow is well diversified with 552 aircraft in over 20
countries spread across all continents
Business Unit
Corporate
Region
Joint Venture
Key
Operated Aircraft
Bristow owns and/or operates 366
aircraft as of September 30, 2011
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 186 aircraft
as of September 30, 2011
(* % of Q2 FY12 Operating Revenue)
( # of Aircraft / # of Locations)
(No. of aircraft)

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our experienced Global Operations Leadership Team
has been working together for a while
Richard Burman
Senior Vice President
Operations
Jessie Wheeler
Executive Assistant
to SVP Operations
Danny
Holder
Director
North
America
Business
Unit
(New Iberia,
USA)
Jeremy
Akel
Director
Other Int’l
Business
Unit
(Houston,
USA)
Mike
Imlach
Director
Europe
Business
Unit
(Aberdeen,
UK)
Akin Oni
Director
West
Africa
Business
Unit
(Lagos,
Nigeria)
John
Cloggie
Director
Centralised
Operations
Business
Unit
(Aberdeen,
UK)
Allan
Blake
Director
Australia
Business
Unit
(Perth,
Australia)
Christine
Scholes
Director
Human
Resources
(Redhill, UK)
Andrew
Magowan
Legal
Director
(Redhill, UK)
Jonathan
Stripling
Director
Quality,
Safety,
Standards
& Training
(Aberdeen,
UK)
George
Bruce
Finance
Director
Global
Operations
(Aberdeen,
UK)
Mark Duncan
Senior Vice President
Commercial
Hilary Ware
Senior Vice President
Administration

UK

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Europe (EBU) is our largest BU with significant growth
opportunities to both diversify and increase market share
Netherlands
Norway
Norwich
Aberdeen
Scasta
Stavanger
Den Helder
Bergen
Hammerfest
Esbjerg
Humberside
Kristiansund
• Diverse client base with multi year
contracts managed as three operating
units (Northern North Sea, Southern
North Sea, and Norway)
• Stable oil and gas market with good
returns. Tender activity for 2012 and
beyond  has significantly increased in
current year
• Growth opportunities in Search and
Rescue (UK Gap SAR and SAR-H),
Norway, West of Shetland
• Northern North Sea and Norway – Large
aircraft market (37 ac); mature long
established market; marginal field
development in NNS has changed
operator profiling
• Southern North Sea – Mainly medium
types (21 ac)
• 75% of fleet new generation ac

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

EBU Outlook:
Growth is surprisingly resilient
Business Overview:
• Annual Revenue ~ $550 million
• # of LACE: 46 (41 Heavy, 17 Medium)
• LACE Rate (annualized): $9.75 million
• Market Share: circa 35%
Outlook:
• Positive, but we must remain cost effective
• New incremental work contracted
• Fleet transitioning to all new  generation aircraft
• Market share gains and new tender activity yield need for over 15 new aircraft
UK Gap SAR bid
Norway
West of Shetlands
• SAR-H longer term opportunity
• Wind farms diversification
FY12 operating margin expected  to be ~ low twenties
Long-term operating margins should remain in the low twenties

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU) strategy is to maintain the
proven and consistent premier brand
Nigeria
Lagos
Escravos
Port Harcourt
Warri Osubi
Eket
Calabar
• 50+ year history in Nigeria
• Strong market share
• Stability returning to Delta Region, PIB
awaited – delay in approval of bill is
hampering inward investment in the oil
and gas sector
• Local Content Bill – move to indigenize
the sector and emergence of local
competitors changing market dynamics
• Restructuring taking place to create an
AMO entity and to make one of the
existing entities a 100% Nigerian
company
• Focused on leveraging:
• Our reputation/safety record/global
brand
• PAN African’s 100% Nigerian content
• Availability of heavies and deep water
experience
Warri Texaco

WASBU Outlook: Increased offshore deepwater
development and competition
and competition
Business Overview:
• Annual Revenue: circa $250 million
• # of LACE: 22 (mostly medium/small aircraft)
• LACE Rate (annualized): circa $10.3 million
• Market Share: circa 60%
Outlook:
• Competition re-emerging in the medium term
• Introduction of large new technology aircraft to market with increased activity planned
• Deep-water opportunities - greater barriers of entry
• Twelve month renewal of key Chevron contract
• Major bids from Agip, ExxonMobil, and Chevron
• Restructuring continues
FY12 operating margin expected  to be low to mid twenties
Long-term operating margins should remain in the mid twenties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Exmouth
Varanus Is
Barrow Is
Australia (AUSBU) strategy entails a focus on the
organic growth and the Client Promise
Australia
Perth
Dongara
Essendon
Tooradin
Broome
Truscott
Darwin BDI provide support
to the Republic of
Singapore Air Force
Oakey
Karratha
• Geographically diverse fleet
distribution and client base
• Organic growth envisaged  (30%
fleet expansion anticipated by 2014)
• Fleet composition evolving to new
generation fleet types
• Opportunity to expand maintenance
support business by branching into
other government/military type
support contracts (Air 9000 project)
• Strong tender activity, outlook is
positive for oil and gas
• Competitive landscape is changing,
emergence of competition in oil and
gas marketplace
• Service delivery will be key
differentiator

AUSBU Outlook: Mid and Long term outlook is positive
Expansion delayed in 1HFY12
Business Overview:
• Annual Revenue: circa $160 million
• # of LACE: 20
• LACE Rate (annualized): circa $7.3 million
• Market Share:  circa 65%
Outlook:
• Some work delayed until second half FY12; expecting strong activity in Q4
• Total market size is increasing as new projects come on line, driven by demand for gas for Asian markets
• Additional new technology work confirmed with key operators Woodside and BP
• Major bids for Shell, Total, Inpex and Australian military
FY12 operating margin expected  to be mid teens
Long-term operating margins should remain in high teens

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Other International (OIBU) strategy is to develop new
markets through geographic R&D and partnerships
Consolidated in OIBU
Unconsolidated Affiliate
• Focused on new and emerging
markets as a means to generate
and ensure growth and
sustainable business levels for the
future
• Strong focus on growth in Brazil,
Trinidad, Equatorial Guinea and
SE Asia
• Business model and nationalistic
influence often requires
partnerships with local entities; this
leads to focus on dry leases in
some cases, and always requires
skill in management of JV partners
• Periods between contracts often
require significant “cost carry”, and
investment in start ups

OIBU Outlook:
Lost work in 1HFY12 replaced by emerging growth
Business Overview:
• Annual Revenue: circa $141 million
• # of LACE: 38
• LACE Rate (annualized): $3.7 million
• Multiple countries and joint ventures
Outlook:
• Work in Equatorial Guinea, Bangladesh, as well as increased rates in Trinidad, set to positively impact second half of FY12
• Expansion of medium and large work with Lider in Brazil
• Ongoing dry lease business with Heliservicio, Mexico and MHS, Malaysia
FY12 operating margin expected  to be low twenties
Long-term operating margins should remain in the low to mid twenties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

North America (NABU) strategy is to focus on key
“must win” contracts
• Focused on growth of deep water
Gulf of Mexico high end medium
& heavy business
• Focused on key “must win”, Gulf
of Mexico contracts
• Build upon or exit Alaska
• Consider sale of highly
competitive, high risk, low return
single engine Gulf of Mexico
business
• Continue to focus on cost
controls and efficiencies
• Look to partner where it makes
sense to do so

NABU Outlook:
Slow but steady improvement
Business Overview:
• Annual Revenue: circa $180-200 million
• # of LACE: 29
• LACE Rate (annualized): $6.3 million
• Market Share: 28%
Outlook:
• FY12 GoM and Alaska drilling permits continue to be issued but at a slow rate with Large aircraft demand slowly increasing
• Well positioned to benefit from accelerated return of activity
• Two new S-92s to arrive GoM in Q3/Q4 for multi-year contracted work
• Expect more exploration and development drilling to accelerate in FY13 with large contracts coming up for renewal
FY12 operating margin expected to be singles digits
Long-term operating margins should increase to low - mid teens

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Support and Maintenance Strategy
•
Prepare for moving out of legacy fleets
Outsourcing capability ahead of the planned decline in fleet
Managing internal capability and capacity, particularly in New Iberia
Optimising direct and indirect staff
•
Consider alternative support options for new types
•
EC225, S-92A, AW139, TM, GE
Exiting Power-by-the-Hour (PbH) on a case-by-case basis
Hybrid PbH or changes to traditional Repair and Overhaul (R&O)
Competitive outsourcing of R&O and other support functions
•
Maximising consignment inventory where appropriate

Year to date performance
• Has been disappointing!
• Total flight hours more or less as anticipated but with shortfalls in NABU and AUSBU
• Results impacted by:
• Higher general and salary inflation
• Failure to recover all of that inflation from contract escalation clauses
• Project delays, especially in OIBU and AUSBU (personnel carry costs and aircraft utilization issues)
• Unprecedented number of aircraft movements (9) and country start ups in
OIBU (actual $ cost, plus management time, focus and $)
• A large number of somewhat extraordinary items and costs – most of which could not have been anticipated and will not recur in H2FY12

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Year to date performance:
Extraordinary items and costs
New type aircraft training costs from prior year $1.1M
Norwegian pension actuarial change $2.1M (ongoing)
Norwegian Engineers work to rule salary costs $1.5M
Lost business resulting from work to rule $1.5M
Back dated pay review Engineers Norway $0.7M
GAAP change to vacation liability Norway $1.3M (upfront cost)
Change from ops to finance leases Norway $1.6M (ongoing)
S-92 hard landing Scatsta $0.9M
Closure of the Creole base/write down of facility $2.7M
FX impact on Lider embedded derivative $3.9M ($6.6m Q2)
Extraordinary aircraft damage/insurance claims $0.9M
Loss of Libya work and associated costs $0.7M
Pilot/Engineer recruitment costs Nigeria (Caverton) $2.5M
Total YTD $21.4M
Plus OIBU extraordinary fleet movement (largely Q2) and carry costs between work

Year to date performance:
What are we doing about it?
• Global cost reduction initiative implemented for remainder of FY12
• Cost efficiencies being sought in UK and New Iberia through Human
Resources shared services
• Already exploiting additional work in AUSBU and OIBU (commenced after
September 30)
• Strengthening management team in Norway
• Switching Finance Managers in Europe
• Reducing overhead in AUSBU by $500,000 (office and management)
• Implementing different management support model in OIBU (done) and consolidating the entire team in Redhill, U.K. (next summer)

Summary: Operations
• Ongoing focus on Safety as we continue to strive for Target Zero
• The first half of the year has been negatively impacted by several factors, most of which will not recur in the second half of the year
• With those issues largely behind us and market share gains/increased activity already in place, and/or scheduled for the second half of the year, operational performance will improve in Q3 and especially Q4 (and beyond)
• New medium and heavy aircraft will be introduced into the fleet strategically to leverage existing infrastructure and maximize returns
• Client Promise and a tightness in certain fleets (especially the heavies), will lead to higher prices for quality services
• We will look to innovate in the areas of maintenance, inventory, and supply chain if business improvement opportunities warrant it

63 Understanding our unique investment thesis Jonathan Baliff, SVP and CFO

Achieve year-on-year increase in BVA

Maintain growth and increase revenue to $1.8B

Continue prudent balance sheet management

Proactively reduce cost of capital

Create a unique and compelling investment opportunity for shareholders

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Bristow’s new unique investment thesis and
commitment to our shareholders for the next 5 years
Internal Strategy
Temple:
FY 2012 - 2016
Our New Balanced
and Unique
Investment Thesis
Prudent
Balance Sheet
Management
Growth
Capital Return
External
Commitment:
FY 2012 - 2016

65 Growth: Understanding LACE

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Growth: introduction to LACE and the LACE rate to
describe revenue growth and productivity
•
Large
Aircraft
Equivalent
(LACE)
•
“LACE”
normalizes revenue
and is functionally similar to
BOE in the E&P business
•
“LACE”
combines Large,
Medium and Small aircraft into
a simple and similar form of
revenue producing asset
•
“LACE Rate”, Revenue/LACE,
will become the “Day Rate”
equivalent for our business
LACE Math
100% per # of Large Aircraft
+50% per # of Medium Aircraft
+25% per # of Small Aircraft
= Total # of LACE Aircraft
x LACE Rate (Revenue/LACE)
= Revenue

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

LACE and LACE Rate:
historical trends demonstrate Bristow growth
LACE and LACE Rate excludes Bristow Academy, affiliate aircraft, aircraft held for sale, aircraft construction in progress, and reimbursable revenue
*LACE calculated for end of year
LACE Rate (Annual)
(in millions)
$4.92
$5.72
$6.14
$6.49
$7.15
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
FY07 FY08 FY09 FY10 FY11
323
324
295
290
279
156
161
164
159
153
0
50
100
150
200
250
300
350
FY07 FY08 FY09 FY10 FY11
Consolidated commercial aircraft Large Aircraft Equivalent (LACE*)

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

LACE simplifies fleet description across regions and
time periods
EBU WASBU AUSBU OIBU NABU TOTAL
FY07* 37 19 12 35 48 156
FY08 43 20 17 32 49 161
FY09 46 23 22 34 40 164
FY10 42 25 22 35 36 159
FY11 45 22 19 37 31 153
Sept 30, 2011 46 22 20 38 29 155
30% 14% 13% 24% 19% 100%
* Centralized Operations Business Unit had six aircraft in FY07
LACE
The FY07 to FY11 LACE decline is due to the fleet renewal program’s impacts;
FY12 shows LACE growing for the first time in 3 years

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

0
2
4
6
8
10
12
FY07 FY08 FY09 FY10 FY11
The general upward LACE Rate trend confirms higher
productivity for newer technology aircraft
WASBU
EBU
AUSBU
NABU
OIBU*
LACE Rate by business unit (annual)
(in $ millions)
($ millions)
EBU WASBU AUSBU OIBU NABU TOTAL
FY07 $6.36 $6.45 $5.79 $2.83 $4.65 $4.92
FY08
$6.75 $7.88 $5.52 $3.89 $4.75 $5.72
FY09
$6.95 $8.08 $4.97 $4.30 $6.02 $6.14
FY10 $8.87 $8.34 $5.67 $3.84 $5.23 $6.49
FY11
$8.63 $9.99 $7.92 $3.92 $6.16 $7.15
*As of September 30, 2011 16 LACE aircraft in OIBU were dry leased.

70 Capital allocation and cash flow generation: Understanding BVA

G-ZZSF
EC225
Bristow
TREAT CAPITAL
LIKE IT'S YOUR OWN

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Creating cash thesis: BVA simplified 71

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Introducing Bristow Value Added (BVA)
Treat capital like any other cost
• BVA is the key measure to define financial success
• BVA is robust enough to captures all trade-offs:
Revenue
After Tax Margins
Asset Intensity
Reinvestment Rate
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA                 =           GCF         - (          GOA          X           10.5%    )
Bristow Value Added calculation for FY2011
$(10.1) =           $257          - (         $2,543* X            10.5%  )
Differentiation
Sustainability
Risk
*  Represents the average gross operating assets for FY2011

Actual Enterprise Value (EV)
100
75
50
25
0
R² = 85%
0
25
50
75
100
Predicted EV
(Gross Assets + BVA/RR)

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Improvement in BVA year-over-year is proven to drive
share price appreciation
• Cash flow based and
consistent with discount
cash flow valuation
• Enterprise Value (EV)
equals Assets + PV(BVA)
• PV(BVA) estimated as
simply capitalized BVA
• Explanation of valuation is
strong in the capital markets
Based on largest 1000 US Non-Financial Companies, January 2011

BVA calculation:
Gross Cash Flow (GCF) is analogous to after tax EBITDA
• Gross Cash Flow (GCF) is similar to after tax EBITDA. Empirical research demonstrates that Gross Cash Flow (rather than accounting profit measures such as operating income or earnings) better relate to how investor’s value companies over time.
• The use of GCF, rather than an income measure, ensures BVA is a cash based measure.
• GCF is designed to be consistent with our definition of Gross Operating
Assets and the capital charge.
“Adjustments” to GCF:
• Plus: Rent (Add Back to Reverse
the Charge)
• Less: Taxes
• Plus (Less): Strategic Equity
Investments
“Exclusions” from GCF:
• D&A
• Interest Expense (Income)
• Gain/Loss on Sale of Assets
• Equity Earnings

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

BVA calculation:
Gross Operating Assets (GOA) is aligned with GCF
• Gross Operating Assets (GOA) is a
measure of the tangible resources
deployed into the business
• They are the assets which contribute to
Bristow’s GCF generation and ongoing
operations.
“Adjustments” to GOA
• Gross Book Value PP&E
• Capitalized Operating Leases
• Strategic Equity Investments
• Gains/Losses on Sale of Aircraft
“Exclusions” from GOA
• Cash
• Goodwill and Intangibles
• Equity Investments

B
V
A
3%
6
8
1
$

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

BVA calculation:
Our current capital charge is 10.5%
• Core concept: investors require a minimum rate
of return on their investment in Bristow
• Bristow’s Capital charge relates but is higher
than this minimum rate of return so for
purposes of calculating BVA, the current Capital
Charge has been designated at 10.5%
• By fixing the Capital Charge, operating
managers can “focus” on the operational levers
available to improve BVA without worrying
about shifts in the capital markets
• The Capital Charge sets a baseline, but what
really matters is the CHANGE in BVA year-on
year, as some regions earn higher than this
10.5%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

BVA implementation at Bristow has taken a Five Step
Process and has been ongoing for 7 months
1
Define BVA
Performance
Drivers
2
Integrate BVA into
Business
Management
3
Capital Advisory
Review Board
4
Implement BVA
Incentives
5
Conduct
Practical BVA
Training
Comprehensive
Understandable
Objective
Considerations:
- Asset Values
- Leases
- Investments
- Taxes
Required Return
Business plans
Budgets
Forecasts
Capex
Pricing
M&A
Diagnostic tools
Team of BVA
experts to help
reverse rising asset
intensity
BVA cash on cash
analytics:
- Region
- Customer
- A/C Class
Improvements via
capital deployment,
asset sales and
inventory control
Emphasize BVA
Continuous
Improvement
Considerations:
- BVA Goals
- Sensitivity
- BU vs Corp
- Other Factors
- etc.
Practical, case
based training on
how BVA should
affect decisions
Three Rounds:
- Introduce BVA
- BVA Roll Out with
Incentives
- BVA Lessons
Learned (6-9 months
later)

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Example: BVA is “Beyond ROCE”
• Capital deployment timing is critical to long term value
creation and is ignored in ROCE:
Sales
Margin
Cash Flow
Capital
% ROCE
Cash Flow
10% Capital Charge
BVA
$2500
10%
$250
$1,000
25%
$250
$(100)
$150
Analysis simplified for illustration purposes
“THE PAST”
evaluation of
a new $2000
investment
Evaluation
Using BVA
$2000
5%
$100
$500
20%
$100
$(50)
$50
$4500
7.8%
$350
$1,500
23.3%
$350
$(150)
$200
Today New Combined

Prudent balance sheet management: Understanding our new financing strategy 79

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow needs to combine capital efficiency with
our historic commitment to capital prudency
FY11 select financial metrics
•
Bristow is well capitalized, but is not currently creating adequate value because our returns on capital do not exceed the 10.5% capital charge
Adjusted Debt / Adjusted Total Capital 35.8%
EBITDAR / (Interest + Rent) 3.0x
Bristow Value Added (BVA) $(10.1)
Adjusted EPS $3.07
• Incremental leverage and operating leases are a way to help operations earn more positive BVA and increase competitiveness

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Capital efficiency and prudent balance sheet
management: Where we want to go
• Reduce construction in progress (CIP*)
• Use more operating leases for aircraft
• Faster sale of unprofitable aircraft and
redeployment of cash balances
• Increased BVA by committing less capital for
same cash flow generated
• Increased competitiveness as capital efficiency
reduces our cost structure
* CIP (Construction in Progress) payments made to aircraft manufacturers before aircraft is delivered.
Methods for
change
Expected
outcomes

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Capital efficiency and prudent balance sheet
management: How we get there
Liquidity
Capital Return
Capex vs
Leases
•
Minimum total liquidity of $200M
•
Quarterly dividend growth of 10-15% per annum
•
Excess cash may be distributed to shareholders with
specifics approved by Board of Directors
•
Balance use of operating cash flow + a/c sales with leases
for a/c purchases and other capex
Capital
Structure
•
Leases used for initially no more than 20-30% of total
Bristow LACE
•
Adjusted Debt/Capital Ratio less than 45%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Operating leases reduce capital commitment,
create optionality, and increase competitiveness
• Basic lease terms are more value
added than in the past
• Pre-delivery payments to be
made by lessor to reduce CIP
• End of lease term options –
renewal options, purchase or
return
• Lease rental cost compares very
favorably to our WACC given
Bristow under-exposure to market
• Rule of Thumb: lease capital
commitment  and imputed debt
amount is about half of a total A/C
purchase price

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Capital efficiency and prudent balance sheet management:
Capital return perspectives
Share
Repurchase
Regular
Dividend
•
Signals management confidence in future
business stability and cash generation
•
Cash flow generation allows for 10-15%
annual increase in dividends
•
Payout ratio and dividend coverage to be
monitored as part of increases
•
Signals management confidence in value of
business
•
Value is key to decision with net book value
being one goal post

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow will be a unique, balanced investment
The “Growth Price Signal” is provided
by the commercial markets and outlook
for  ANNUAL EPS Growth
Cash
Flow Yield
=
OCF + A/C sales – Depreciation
Market Capitalization
FY07 –
FY11 EPS
Growth
We will aim to provide a balanced return, but some
years we will “hit the gas” depending on price signals
The “Capital Return Price Signal” is
provided by the financial markets and
our current free cash flow yield
Today this equals 4.5%
7.1% =
FY12 EPS Guidance: $3.05 - $3.30

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating
leases
Operating
leases
Putting it all together for FY12-16:
Over $700 million available for further growth and capital return
116
735
1,378
103
1,121
238
497
FY11 balance Operating cash flow Asset sales Aircraft purchases Other capex Maintain optimal capital structure
Available for
dividend/growth/other
capital return

87 Moving forward Bill Chiles, President and CEO

Today’s key takeaways
• Secular growth opportunities that were identified for the
next five years underpin Bristow’s value creation
• Client Promise will enhance Bristow’s premier brand and
drive value creation
• Disciplined capital allocation through BVA and prudent
balance sheet management will provide Bristow’s firm
foundation for this growth and value creation
• Bristow will balance growth and capital return to create a unique investment vehicle in the oil services sector

89 Appendix

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of September 30, 2011
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 30 - 30 -
Bell 214ST 18 Twin Turbine - - - -
EC225 25 Twin Turbine 18 - 18 2
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 25 2 27 8
82 2 84 10
LACE
76
Medium Helicopters
AW139 12 Twin Turbine 7 5 12 -
Bell 212 12 Twin Turbine 3 22 25 -
Bell 412 13 Twin Turbine 36 35 71 -
EC155 13 Twin Turbine 4 - 4 -
Sikorsky S-76 A/A++ 12 Twin Turbine 20 6 26 -
Sikorsky S-76 C/C++ 12 Twin Turbine 54 28 82 -
124 96 220 -
LACE
57

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Training Helicopters
AS355 4 Twin Turbine 2 - 2 -
Bell 206B 6 Single Engine 8 - 8 -
Robinson R22 2 Piston 11 - 11 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 46 - 46 -
AS350BB 4 Turbine - 36 36 -
Fixed Wing 1 - 1 -
70 36           106
-
-
Fixed Wing
3 38 41
-
Total
366 186          552    10
TOTAL LACE (Large Aircraft Equivalent)* 154 10
Aircraft Fleet – Small, Training and Fixed
As of September 30, 2011 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 2 2 4 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 30 1 31 -
Bell 407 6 Turbine 41 - 41 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
Agusta 109 8 Twin Turbine - 2 2 -
87 14 101
-
LACE
21

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated Fleet Changes and Aircraft Sales for
Q2 FY12
Q 1 FY12 Q 2 FY12 YTD
Fleet Count Beginning Period
373 372         373
Delivered
EC225
2 2 4
S-92
1 1
Total Delivered
2 3 5
Removed
Sales
(3)            (5)            (8)
Other*
(4)            (4)
Total Removed
(3)            (9)            (12)
372       366       366
* Includes net lease returns and commencements
# of A/C
Sold
Cash
Received* Gain/ Loss*
Q1 FY 12 3                2,478           1,525
Q2 FY 12 5                13,152         3,004
Totals
8              15,630       4,529
* Amounts stated in thousands
Aircraft held for sale by BU
EBU WASBU AUSBU OIBU NABU Total
Large 3         -                 3                -           -             6
Medium 2         1                4                2          2            11
Small -          2                -                -           -             2
Total 5         3                7                2          2            19

10*

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

#
Helicopter
Class Delivery Date
Location Contracted #
Helicopter
Class
Delivery Date Location
2 Large December 2011 NABU 2 of 2 2 Medium December 2012 EBU
1 Large December 2011 EBU 1 of 1 3 Large December 2012 EBU
1 Large March 2012 EBU 1 of 1 2 Medium June 2013 EBU
2 Large June 2012 EBU 2 of 2 1 Large September 2013 AUSBU
4 Large September 2012 EBU 1 Medium December 2013 OIBU
6 of 10 4 Large December 2013 EBU
1 Large December 2013 OIBU
1 Medium March 2014 OIBU
1 Large March 2014 OIBU
2 Medium June 2014 OIBU
1 Large June 2014 EBU
1 Medium September 2014 OIBU
1 Medium September 2014 AUSBU
1 Large September 2014 AUSBU
2 Medium December 2014 AUSBU
1 Large December 2014 AUSBU
1 Large March 2015 AUSBU
1 Large June 2015 AUSBU
1 Large September 2015 EBU
1 Large December 2015 EBU
1 Large March 2016 OIBU
1 Large June 2016 EBU
1 Large September 2016 OIBU
1 Large December 2016 EBU
1 Large March 2017 OIBU
1 Large June 2017 EBU
1 Large September 2017 OIBU
1 Large December 2017 OIBU
37
ORDER BOOK OPTIONS BOOK
Order and options book as of September 30, 2011
Our order and options book reflects
future contracted and line-of-sight
work for the next five years with 10
large aircraft ordered and 25 large
and 12 medium aircraft on option.
* Subsequent to September 30, 2011, we entered into agreements to purchase or lease 8 new technology large aircraft for approximately $144 million that are not reflected in the table above.
Fair market value of our fleet is ~$1.9
billion as of September 30, 2011.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Cash Flow Presentation
(in millions)
Gross Cash Flow Reconciliation
FY2007 FY2008 FY2009 FY2010 FY2011
Net Income 74 104 123 112 132
Depreciation and Amortization 43 54 66 75 91
Interest Expense 11 24 35 42 46
Interest Income (9) (13) (6) (1) (1)
Rent 19 23 21 18 29
Other Income/expense-net 9 (2) (3) (3) 4
Earnings of Discontinued Operations 0 4 0 0 0
Gain/loss on Asset Sale (11) (9) (45) (19) (10)
Tax Effect from Special Items 2 2 10 4 (15)
Earnings (losses) from Unconsolidated Affiliates, Net (11) (13) (13) (12) (20)
Non-controlling Interests 1 (0) 2 1 1
Gross Cash Flow $128 $174 $189 $218 $257

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Operating Asset Presentation
(in millions)
Adjusted Gross Operating Assets Reconciliation FY2007 FY2008 FY2009 FY2010 FY2011
Total Assets 1,506 1,977 2,335 2,495 2,663
Accumulated Depreciation 300 317 351 404 446
Capitalized Operating Leases 61 63 90 97 132
Cash and Cash Equivalents (184) (290) (301) (78) (116)
Assets from Discontinued Operations (26) 0 0 0 0
Investment in Unconsolidated Entities (47) (52) (20) (205) (209)
Goodwill (7) (16) (45) (32) (32)
Prepaid Pension Cost 0 0 0 0 0
Intangibles (3) (3) (10) (9) (7)
Assets Held for Sale: Net (8) (6) (4) (17) (32)
Assets Held for Sale: Gross 13 11 11 39 71
Accounts Payable (40) (50) (45) (49) (57)
Accrued Maintenance and Repairs (12) (13) (10) (11) (16)
Other Accrued Taxes (9) (2) (3) (3) (4)
Accrued Wages, Benefits and Related Taxes (36) (36) (40) (36) (35)
Other Accrued Liabilities (17) (22) (20) (15) (20)
Income Taxes Payable (3) (6) 0 (2) (3)
Deferred Revenue (16) (15) (18) (19) (10)
ST Deferred Taxes (18) (9) (6) (10) (12)
LT Deferred Taxes (76) (92) (120) (143) (148)
Adjusted Gross Operating Assets before Lider $1,376 $1,757 $2,144 $2,408 $2,611

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating margin trend
2008 2009
As Reported Full Year Full Year Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2
EBU 23.6% 19.3% 17.2% 16.7% 16.1% 18.1% 17.0% 18.0% 18.4% 19.6% 18.8% 18.8% 17.3% 16.8%
WASBU 17.9% 21.5% 24.9% 29.3% 25.4% 34.7% 28.5% 26.5% 29.5% 29.8% 24.0% 27.4% 20.6% 25.2%
NABU 14.5% 12.1% 8.9% 9.7% 3.3% 2.2% 6.1% 10.1% 16.1% 4.2% -4.0% 7.5% 3.6% 5.3%
AUSBU 17.2% 5.9% 20.1% 23.1% 24.5% 24.5% 23.2% 22.5% 16.3% 17.2% 17.4% 18.2% 10.0% 1.7%
OIBU 17.3% 27.0% 21.8% 35.1% 15.5% 1.8% 19.2% 6.9% 30.6% 27.7% 45.8% 28.4% 33.6% 5.8%
Consolidated 16.0% 17.8% 15.4% 18.4% 13.1% 15.2% 15.5% 13.6% 17.1% 14.7% 16.1% 15.4% 11.3% 2.9%
New methodology (operating income/operating revenue)
2008 2009
Revised * Full Year Full Year Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2
EBU 29.2% 24.3% 20.9% 20.5% 19.8% 22.4% 20.8% 21.4% 22.1% 25.4% 23.6% 23.6% 21.5% 20.7%
WASBU 19.4% 22.8% 26.8% 30.0% 27.3% 35.7% 29.9% 27.1% 30.5% 30.4% 26.1% 28.6% 21.5% 26.4%
NABU 14.5% 12.2% 8.9% 9.7% 3.3% 2.2% 6.2% 10.2% 16.4% 4.2% -4.0% 7.6% 3.6% 11.0%
AUSBU 17.9% 6.3% 21.0% 24.5% 25.5% 25.6% 24.3% 23.6% 17.8% 18.8% 19.1% 19.8% 11.1% 1.9%
OIBU 17.4% 27.3% 21.9% 35.9% 15.3% 1.9% 19.4% 6.9% 30.9% 28.2% 47.1% 28.8% 34.5% 5.9%
Consolidated ** 16.4% 14.7% 15.9% 17.4% 14.2% 13.9% 15.3% 14.0% 18.0% 15.3% 18.3% 16.4% 12.2% 13.0%
* - All amounts revised to exclude reimbursable revenue from denominator.
** - Revised to exclude aircraft sales from numerator.
2012
2010 2011 2012
2010 2011

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

EBIDTAR reconciliation
($ in millions)
2000 2001 2002 2003 2004
Income from continuing operations $8.8 $27.9 $42.5 $40.3 $49.6
Income tax expense 3.8 13.3 19.1 17.5 18.5
Interest expense 18.5 18.4 15.8 14.9 16.8
Depreciation and amortization 32.0 33.1 33.9 37.5 39.4
  EBITDA Subtotal 63.1 92.7 111.4 110.2 124.3
Aircraft rental expense – – – – –
EBITDAR
$63.1 $92.7 $111.4 $110.2 $124.3
($ in millions)
2005 2006 2007 2008 2009
Income from continuing operations $49.2 $54.5 $72.5 $107.7 $125.5
Income tax expense $20.4 $14.7 $38.8 $44.5 $50.5
Interest expense $15.7 $14.7 $10.9 $23.8 $35.1
Gain on disposal of assets ($0.1) ($10.6) ($9.4) ($9.1)
Depreciation and amortization 40.5 42.1 42.5 54.1 65.5
  EBITDA Subtotal 125.8 125.8 154.1 220.7 267.6
Aircraft rental expense – 2.1 6.3 6.3 8.2
EBITDAR $125.8 $127.9 $160.4 $227.0 $275.8
March 31,
March 31,

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

EBIDTAR reconciliation (continued)
($ in millions)
2010 2011
Income from continuing operations $113.5 $133.3
Income tax expense $29.0 $7.1
Interest expense $42.4 $46.2
Gain on disposal of assets (18.7) (10.2)
Depreciation and amortization 74.7 90.9
  EBITDA Subtotal 240.9 267.3
Aircraft rental expense 9.1 5.9
EBITDAR
$250.1 $273.2
($ in millions)
YTD FY11 YTD FY12 TTM as of
9/30/2010 9/30/2011 9/30/2011
Income from continuing operations $59.8 $24.2 $97.7
Income tax expense 11.9 4.7 (0.1)
Interest expense 22.5 18.4 42.1
Gain on disposal of assets (3.6) 0.2 (6.4)
Depreciation and amortization 40.3 48.1 98.7
  EBITDA Subtotal 130.8 95.6 232.1
Aircraft rental expense 3.0 2.8 5.8
EBITDAR
$133.7 $98.4 $237.9
March 31,

Three Months Ended September 30,		Six Months Ended September 30,	
	2011	2010	2011	2010
	(In thousands)			
Adjusted EBITDA	$ 62,127	$ 72,687	$ 120,199	$ 130,786
Gain (loss) on disposal of assets	(1,611)	1,897	(195)	3,615
Special items	(24,610)	—	(24,610)	—
Interest expense	(9,459)	(11,452)	(18,414)	(22,490)
Depreciation and amortization	(25,431)	(20,968)	(48,139)	(40,299)
Benefit (provision) for income taxes	1,945	(3,316)	(4,661)	(11,856)
Net income	$ 2,961	$ 38,848	$ 24,180	$ 59,756
Adjusted operating income	$ 38,493	$ 51,662	$ 73,482	$ 89,623
Gain (loss) on disposal of assets	(1,611)	1,897	(195)	3,615
Special items	(27,287)	—	(27,287)	—
Operating income	$ 9,595	$ 53,559	$ 46,000	$ 93,238
Adjusted net income	$ 23,287	$ 37,132	$ 43,227	$ 56,720
Gain (loss) on disposal of assets	(1,257)	1,748	(152)	2,968
Special items	(19,319)	—	(19,319)	—
Net income attributable to Bristow Group	$ 2,711	$ 38,880	$ 23,756	$ 59,688
Adjusted earnings per share	$ 0.63	$ 1.01	$ 1.18	$ 1.55
Gain (loss) on disposal of assets	(0.03)	0.05	—	0.08
Special items	(0.53)	—	(0.53)	—
Earnings per share	0.07	1.06	0.65	1.63

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

99 GAAP reconciliation

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

100 Bristow Group Inc. (NYSE: BRS) 2000 West Sam Houston Parkway South Suite 1700, Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us